EXHIBIT 99.3


                    PROMISSORY NOTE DATED NOVEMBER 14, 2003
                        ISSUED BY CIROND NETWORKS, INC.



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                                 PROMISSORY NOTE

MAKER:                                     Cirond Networks, Inc.
                                           4185 Still Creek Drive, #B101
                                           Burnaby, B.C. Canada V5C 9S4

PAYEE:                                     Cirond Corporation
                                           1999 Bascom Avenue, Suite 700
                                           Campbell, California 95008

PRINCIPAL AMOUNT:                          $375,000

DATE OF NOTE:                              November 14, 2003

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO MAKER.

PROMISE TO PAY. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Cirond Networks, Inc. (the "Maker"), promises to pay to the order of Cirond Corporation (the "Payee") the principal sum (the "Principal") of Three Hundred Seventy-Five Thousand Dollars ($375,000).

This Promissory Note ("Note") is given in consideration of Payee's loan of the Principal to Maker on or about November 14, 2003, and the representation, warranty and covenant of Nicholas Miller ("Miller") and Kevin O'Neill ("O'Neill"), as respective owners of 43.5% and 9.5% of Cirond Technologies Inc. ("CTI"), the sole shareholder of Maker, to vote the shares they own in CTI in favor of all transactions contemplated by the August 29, 2003 Stock Exchange Agreement by and between the CTI and Payee and the First Amendment thereto dated November 13, 2003 (collectively the Stock Exchange Agreement and the First Amendment are referred to herein as the "Agreement"). Notwithstanding anything to the contrary herein, Miller and O'Neill shall have no liability under this document for the payment of any Principal or interest due hereunder. The Maker shall be entirely responsible for making all payments of Principal and interest due hereunder.

This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought. The holder of this Note and all successors thereof shall have all of the rights of a holder in due course under the Uniform Commercial Code as in effect in the State of Nevada and the other laws of the State of Nevada. Maker hereby waives demand, presentment, protest, notice of protest and/or dishonor, and all other notices or requirements that might otherwise be required by law.

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PAYMENT. All outstanding Principal shall be due and payable in full upon the closing of the transactions contemplated by the Agreement (the "Maturity Date") which is expected to occur within five (5) business days after the First Amendment is approved by the shareholders of CTI, on a date mutually agreed upon by the parties to the Agreement. Maker shall pay all outstanding Principal to Payee at Payee's address shown above, or at such other place as Payee may designate in writing. The parties hereto acknowledge that Payee is in the process of acquiring Maker from CTI, which is why Miller and O'Neill's representations are included herein, and that the obligation evidenced hereby is being effected in anticipation of the successful consummation of such acquisition. Upon successful consummation of the transactions contemplated by the Agreement and the acquisition contemplated thereunder, it is envisioned that this obligation will be discharged in an intercompany manner.

INTEREST. If the Agreement does not close on or before December 1, 2003, interest on the unpaid Principal balance will accrue at the rate of ten percent (10%) per annum, compounded annually.

PREPAYMENT. Prepayment of the Principal of this Note is permitted, in whole or in part, without premium or penalty of any kind. All partial prepayments of Principal shall reduce the Principal balance hereunder in reverse order of maturity.

POST MATURITY RATE. The Post-Maturity Rate on this Note shall be ten percent (10%) per annum, compounded annually. Maker will pay interest on all sums due after the Maturity Date, whether by acceleration or otherwise, at the Post-Maturity Rate.

DEFAULT. Maker will be in default under this Note upon the occurrence of any of the following events: (a) Maker fails to make any payment when due; (b) Miller and O'Neill fail to vote all of their shares in CTI in favor of all transactions contemplated by the Agreement; (c) Maker breaks any promise Maker has made to Payee, or Maker fails to perform promptly at the time and strictly in the manner provided in this Note, any agreement related to this Note, or in any other agreement or loan Maker has with Payee; (d) any written representation or statement made or furnished to Payee by Maker or on Maker's behalf is false or misleading in any material respect; or (e) Maker becomes insolvent, a receiver is appointed for any part of Maker's property, Maker makes an assignment for the benefit of creditors, or any proceeding is commenced either by Maker or against Maker under any bankruptcy or insolvency laws. If any default hereunder is curable, it may be cured (and no event of default will have occurred) if the Maker, without the Payee being required to notify Maker of such default: (a) cures the default within seven (7) days; or (b) if the cure requires more than seven (7) days, immediately initiates steps that Payee deems in its reasonable discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

PAYEE'S RIGHTS. Upon default by Maker which is not cured as provided herein, Payee may declare the entire unpaid Principal balance on this Note and all accrued unpaid interest immediately due, without notice, at which time Maker must pay such amount. Additionally, Payee may charge post-default interest at the rate of ten percent (10%) per annum, compounded


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annually.

SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Note are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, of this Note shall not be affected thereby, and one or more new valid and enforceable provisions shall be deemed substituted in the place of such invalid or enforceable provisions, or portions thereof, as nearly identical as possible to effect the purposes and intents of the invalid or unenforceable provisions, or portions thereof.

CONSTRUCTION. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular. Additionally, should any provision of this Note require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that the parties hereto and their respective agents have participated in the preparation hereof.

NOTICE. Any notice or demand required hereunder shall be deemed to be delivered upon the first to occur of: (i) delivery to the address for notices set forth herein; or (ii) whether received or not, when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to Maker or Payee, as the case may be, at the address set forth herein.

GOVERNING LAW; VENUE. THIS NOTE HAS BEEN EXECUTED IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS OR CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE. PRIOR TO SIGNING THIS NOTE, MAKER REPRESENTS THAT ITS DULY AUTHORIZED REPRESENTATIVE HAS READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS NOTE. MAKER AGREES TO THE TERMS OF THIS NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF SAME.



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IN WITNESS WHEREOF, the duly authorized officer of Maker, Miller and O'Neill have caused this Note to be executed by their signatures below.

MAKER - CIROND NETWORKS, INC.                MILLER - NICHOLAS MILLER

By: /s/ NICHOLAS MILLER                      s/ NICHOLAS MILLER
   --------------------------------          -----------------------------------
Nicholas Miller, as President of Maker       Nicholas Miller, as 43.5% share-
                                             holder of CTI, solely regarding
                                             representation, covenant, and
                                             warranty under "Promise to Pay"
                                             relating to shareholdings in CTI.

                                             O'NEILL - KEVIN O'NEILL

                                             /s/ KEVIN O'NEILL
                                             -----------------------------------
                                             Kevin O'Neill, as 9.5% shareholder
                                             of CTI, solely regarding
                                             representation, covenant, and
                                             warranty under "Promise to Pay"
                                             relating to shareholdings in CTI.











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